NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ALDRICH LAW FIRM, LTD. JOHN P. ALDRICH 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Telephone: (702) 853-5490 Facsimile: (702) 227-1975 DISTRICT COURT CLARK COUNTY, NEVADA GIRARD DEPOTI, Derivatively on Behalf of CV SCIENCES, INC., Plaintiff, vs. JOSEPH DOWLING, MICHAEL J. MONA, JR., MICHAEL J. MONA, III, GARY R. SLIGAR, and JAMES A. MCNULTY, Defendants, – and – CV SCIENCES, INC., Nominal Party. ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) Case No. A-18-782513-C EXHIBIT C – NOTICE OF PROPOSED SETTLEMENT

- 1 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL CURRENT RECORD SHAREHOLDERS AND THE BENEFICIAL OWNERS OF THE COMMON STOCK OF CV SCIENCES, INC. (“CV SCIENCES” OR THE “COMPANY”) AS OF JULY 28, 2022 (THE “RECORD DATE”) (“CURRENT CV SCIENCES SHAREHOLDERS”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED CONSOLIDATED SHAREHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD CV SCIENCES COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above- referenced shareholder derivative lawsuit as well as related suits. This Notice is provided by Order of the District Court of Clark County, Nevada (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto. I. WHY THE COMPANY HAS ISSUED THIS NOTICE Your rights may be affected by the Settlement of the following actions: • Depoti v. Dowiling, et al, Case No. A-18-782513-C (Nev. Dist. Ct.-Clark Cty.) • Radcliffe v. Dowling, et al., Case No. A-19-794377-B (Nev. Dist. Ct.-Clark Cty.) • Tarangelo v. Mona, Jr., et al., Case No. A-19-789153-B (Nev. Dist. Ct.-Clark Cty.) • Francis v. Mona, Jr., et al., Case No. 2:18-cv-02284-GMN-NJK (D. Nev.) • Berry v. Dowling, et al., Case No. 3:20-CV-01072-AJB-DEB (S.D. Cal.) • Menna v. Dowling, et al., Case No. 37-2021 -00019613-CU-SL-CTL (San Diego Sup. Ct.) Plaintiffs in these actions (the “Derivative Actions”) Girard Depoti, Richard Tarangelo, John Radcliffe, David Francis, David Menna, and Phillip Berry (on behalf of themselves and derivatively

- 2 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 on behalf of CV Sciences) (collectively “Plaintiffs”), individual defendants Joseph Dowling, Michael J. Mona, Jr., Michael J. Mona III, Gary R. Sligar, James A. McNulty, Stephen M. Schmitz, Bart P. Mackay, Larry Raskin, Edward A. Wilson, Beth Altman, Paul Blake, Terri Funk Graham, and Joseph Maroon (“Individual Defendants”) and nominal defendant CV Sciences have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms. Together, the Individual Defendants and nominal defendant CV Sciences are referred to as “Defendants.” On ___________, 2022, at _____ __.m., Courtroom ________, 200 Lewis Ave., Las Vegas, Nevada 89011, the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine, pursuant to Nevada Rule of Civil Procedure 23.1: (i) whether the terms of the Settlement are fair, reasonable, and adequate and should be approved; (ii) whether a final judgment should be entered; (iii) the amount of attorneys’ fees and expenses to be awarded; and (iv) such other matters as may be necessary or proper under the circumstances. II. SUMMARY OF THE ACTION A. Description of the Derivative Actions and Settlement Plaintiffs, on behalf of CV Sciences, brought the respective Derivative Actions purportedly to remedy, among other things, alleged breaches of fiduciary duty against current and former directors and officers of CV Sciences. According to its public filings, CV Sciences has two business divisions: pharmaceuticals and consumer products. The pharmaceutical division develops “synthetically-formulated cannabidiol- based medicine,” while the consumer products division “delivers botanical-based cannabidiol products that enhance quality of life.” The Company’s chief pharmaceutical product is or was at the relevant times identified as CVSI-007, a chewing gum product that combines cannabidiol and nicotine in treatment of smokeless tobacco use and addiction. The Company described CVSI-007 as its “lead drug candidate” with a market that has been estimated at “greater than $2 billion.” The Derivative Actions allege that on May 16, 2016, certain of the Individual Defendants caused the Company to file a patent application with the US Patent Trademark Office (“USPTO”) for

- 3 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 CVSI-007, titled “Pharmaceutical Formulations Containing Cannabidiol and Nicotine For Treating Smokeless Tobacco Addiction.” On February 7, 2017, the Individual Defendants caused the Company to file a continuing patent application under the same title, Patent #15/426,617 (the “Patent Application”). On April 27, 2017, the USPTO issued a non-final rejection on the Company’s Patent Application and mailed CVSI a letter regarding the non-final rejection of the Patent Application on June 6, 2017. All of the Derivative Actions allege that on December 14, 2017, the USPTO issued a “final” rejection on the Company’s Patent Application and mailed CVSI a letter regarding the final rejection of the Patent Application on December 20, 2017. On August 20, 2018, Citron Research published a tweet alleging that the Individual Defendants failed to disclose the December 14, 2017 “final” rejection of the Patent Application. The Derivative Actions allege that upon publication of the tweet, CV Sciences stock “plunged” over 63%, from $9.20 to $3.40. The Derivative Actions were filed between October 2018 and October 2020. B. The Settlement Negotiations In July 2020, Plaintiffs sent a comprehensive settlement demand to counsel for the Defendants, which Defendants responded thereto; however, the Settling Parties were unable to reach agreement at that time. At the end of 2021, the Settling Parties re-engaged in good faith settlement negotiations, both in writing and telephonically, which included exchanging various drafts of proposed corporate governance reforms, until they reached an agreement in principle to settle the Derivative Actions. III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The principal terms, conditions, and other matters that are part of the Settlement, which are subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.

- 4 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 In connection with the Settlement of the Action, within one hundred eighty (180) days after final approval of the Settlement, CV Sciences will adopt such resolutions and amend appropriate committee charters to the extent applicable to ensure adherence to the Corporate Governance Reforms set forth below (“Reforms”). The Reforms will be maintained for a minimum of three (3) years from the Effective Date of the Stipulation. 1. Annual Risk Assessment The Board shall be responsible for the oversight of risk management policies of the Company. The Company shall agree that under the supervision of the Chief Financial Officer (“CFO”), the Company shall perform a risk assessment pertaining to business and financial reporting risks. The CFO shall report the results of the annual risk assessments to the Board. Also, the Board shall be responsible for monitoring CV Sciences’ compliance with all risk assessment and reporting conducted by CV Sciences’ employees. The Board shall be responsible for identifying material risks relating to CV Sciences’ compliance. To ensure that it is sufficiently informed to effectively fulfill these responsibilities, the Board shall receive and review annual reports from the CFO. The CFO and the Board shall also have free access to management and Company employees for the purpose of identifying material risks relating to CV Sciences’ compliance. 2. Improvements to the Audit Committee CV Sciences shall amend its Bylaws as necessary to require the existence of an Audit Committee. The Company shall amend its Audit Committee Charter as follows: a. The Audit Committee shall be expanded to consist of at least two members who shall meet the within independence requirements; b. The Audit Committee shall solicit input as necessary to review the accuracy of disclosures related to issues within their expertise, including, without limitation: (i) communications with and activities relating to the relevant regulatory authorities, including but not limited to the SEC; (ii) operations, enterprise risks, and compliance matters that may have a material impact on the Company’s operational performance, financial health, stability, or liquidity, (iii)updates

- 5 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 to the Company’s specialty pharmaceutical business; or (iv) any other matter required to be disclosed under state and federal securities laws and regulations; c. All Company employees shall be required to cooperate with Audit Committee investigations. Any failure to cooperate shall be grounds for discipline by the Board, including, but not limited to, termination, in the sole discretion of the Board. This applies to all Company employees, including, but not limited to, the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the Chairman of the Board; d. The Audit Committee Charter shall make clear that in its oversight capacity, the Audit Committee has the duty to oversee that the Company implements and maintains internal controls over accounting and financial reporting and reporting systems and to oversee the integrity, accuracy completeness, and timeliness of the Company’s financial statements and related public filings and disclosures; e. The Audit Committee shall receive annually a report listing all trades in CV Sciences securities engaged in by Section 16 officers; f. The Audit Committee shall compile a list of potential independent auditors and conduct the necessary preemptive due diligence to ensure that the Company is not without a registered independent auditor for more than 30 days upon the resignation or termination of its current registered independent auditor; g. The Audit Committee shall be responsible for monitoring compliance with CV Sciences’ Code of Ethics. In the event that a violation of the Code of Ethics is sufficiently material to trigger a disclosure obligation, the Audit Committee shall report the violation to the full Board in writing; h. The Audit Committee shall report to the Compensation Committee on an annual basis regarding the CEO’s and CFO’s contribution to CV Sciences’ culture of ethics and compliance with applicable laws, rules, and regulations; i. The Audit Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at CV Sciences’ expense;

- 6 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 j. The Audit Committee shall keep the Board apprised of its activities and shall directly advise the Board in detail of its material findings on a periodic basis; and k. CV Sciences shall post the amended Audit Committee Charter on its website. 3. Improvements to the Chief Compliance Officer (“CCO”) Position The Company’s Code of Ethics acknowledges that the Company has a CCO. The Company shall ensure that the CCO’s responsibilities include the following, to the extent they do not already: a. managing and overseeing the Company’s compliance program, and informing the entire Board regarding progress toward meeting program goals; b. overseeing the Company's communications with the U.S. Patent Trademark Office (“USPTO”); c. quarterly communication to the Audit Committee, evaluating the Company’s compliance program, and where necessary, recommend action; and d. working with the Company’s Audit Committee to evaluate the adequacy of CV Sciences’ internal controls, including meeting with the Audit Committee quarterly to discuss ongoing and potential litigation and compliance issues. 4. Employee Training and Risk Assessment CV Sciences shall institute annual employee training concerning risk assessment and compliance at CV Sciences, as follows: a. CV Sciences’ CCO shall be charged with primary responsibility for education pursuant to this provision; b. annual training shall be mandatory for all directors, officers and employees of CV Sciences; and c. training shall include coverage of risk assessment and compliance, CV Sciences’ Code of Ethics, communications with government regulatory agencies, and insider trading policies and other applicable policies established by CV Sciences to be observed in connection with work performed for CV Sciences.

- 7 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The Stipulation provides for the entry of the Judgment dismissing the Derivative Actions against the Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Derivative Actions on behalf of CV Sciences or by CV Sciences, or any of its shareholders, against CV Sciences and the Defendants relating to any of the claims or matters that were or could have been alleged or asserted in the pleadings or papers filed in the Derivative Actions. The Stipulation further provides that the entry of the Judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants and CV Sciences against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Derivative Actions or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. IV. PLAINTIFFS’ COUNSEL’S ATTORNEYS’ FEES AND EXPENSES After negotiating the principal terms of the Settlement, counsel for the Settling Parties, and the insurer, acting by and through their counsel, separately negotiated the attorneys’ fees and expenses that the Individual Defendants would pay or cause to be paid to Plaintiffs’ Counsel based on the substantial benefits conferred upon the Company by the Reforms. In consideration of the substantial benefits conferred upon the Company as a direct result of the Settlement and the efforts of Plaintiffs and Plaintiffs’ Counsel in the Derivative Matters, the Individual Defendants shall pay or cause to be paid two hundred seventy-five thousand dollars ($275,000.00) to Plaintiffs’ Counsel for their attorneys’ fees and costs (the “Fee and Expense Award”), subject to Court approval. Additionally, Plaintiffs may apply to the Court for service awards not to exceed $1,000 per Plaintiff (“Service Awards”), to be paid out of such Fee and Expense Amount awarded by the Court. V. REASONS FOR THE SETTLEMENT Counsel for the Parties believe that the Settlement is in the best interests of CV Sciences and its shareholders.

- 8 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 A. Why Did Plaintiffs Agree to Settle? Plaintiffs believe that the claims asserted in the Derivative Actions have merit. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of Plaintiffs’ own allegations, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiffs have concluded that it is desirable that the Derivative Actions be fully and finally settled and satisfied in the manner, and upon the terms and conditions, set forth in this Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the Defendants through trials and possible appeals. Plaintiffs’ Counsel has also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable and adequate; confers substantial benefits upon CV Sciences and its stockholders; and would serve the best interests of CV Sciences and its stockholders. B. Why Did the Defendants Agree to Settle? The Defendants dispute the allegations in the Derivative Actions. Defendants state that minute- by-minute data indicates that nearly the entirety of the decrease in the Company’s stock on August 20, 2018 occurred prior to Citron Research’s tweet. Defendants also state that Citron Research’s tweet consisted exclusively of publicly available information from a screenshot of the USPTO’s website, which Citron Research embellished and restated in a misleading fashion for the ostensible goal of purposefully decreasing the Company’s share price as part of a short-selling scheme. Citron Research has since been investigated by the Federal Bureau of Investigation (FBI) for its short-selling practices. In February 2022, the FBI raided the home of Citron Research’s founder and seized computers and other information as part of its investigation. Defendants also assert that it is well-understood among patent practitioners and the USPTO that a “final rejection” or other “office action” does not mean a patent application is no longer “pending” or viable, as many such applications result in issued patents.

- 9 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 The patent application process does not end with an initial or even final rejection. Interviews and amendments after such actions play an extremely significant role in generating patents. The Defendants enter into the Stipulation and Settlement without in any way acknowledging any fault, liability, or wrongdoing of any kind. The Defendants have denied and continue to deny vigorously each and all of the claims and contentions alleged in the Derivative Actions and assert that all claims and contentions alleged in the Derivative Actions are completely without merit. The Individual Defendants assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company and its stockholders. Further, the Individual Defendants assert that all of the statements alleged in the Derivative Actions were true and non-actionable, particularly in light of Defendants’ success in obtaining approval by the USPTO of the Patent Application. Finally, Defendants assert that various of the Derivative Actions would have been stayed or consolidated (like the Berry Action was stayed) as there was no reason for the filing of multiple duplicative derivative actions, and that any judgment in its favor would have constituted res judicata in the other Derivative Actions. The Individual Defendants are entering into the Stipulation solely because the Settlement would eliminate the burden, expense, and uncertainties inherent in further litigation. The Individual Defendants believe that the settlement of the Derivative Actions on the terms provided for in this Stipulation is fair, reasonable, and adequate based upon the terms and procedures outlined therein. CV Sciences acknowledges that the plaintiffs’ pursuit of the Derivative Actions, and subsequent resolution efforts were, in the aggregate, a contributing cause in the Company’s implementation of the Reforms A and that the settlement confers substantial benefits on the Company and its stockholders. VI. SETTLEMENT HEARING On ___________, 2022, at _____ _.m., the Court will hold the Settlement Hearing in Courtroom ___, 200 Lewis Ave., Las Vegas, Nevada 89011. At the Settlement Hearing, the Court will consider, pursuant to Nevada Rule of Civil Procedure 23.1, whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, the amount of an appropriate

- 10 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Fee and Expense Amount, and whether the Action should be dismissed with prejudice by entry of the Judgment pursuant to the Stipulation. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any current CV Sciences shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CV Sciences SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, and telephone number; 2. The number of shares of CV Sciences stock you currently hold, together with third- party documentary evidence, such as the most recent account statement, showing such share ownership; and Proof of being a current CV Sciences shareholder as of July 28, 2022; and 3. A detailed statement of your objections to any matter before the Court and all grounds therefore, including any supporting documents to be considered by the Court. B. You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiffs and the Defendants YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN _____________, 2022. The Court Clerk’s address is: CLERK OF COURT

- 11 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Regional Justice Center 200 Lewis Ave Las Vegas, Nevada 89011 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS AND THE DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN _____________, 2022. Counsel’s addresses are: Counsel for Plaintiff: John P. Aldrich ALDRICH LAW FIRM, LTD. 1601 S. Rainbow Blvd., Suite 160 Las Vegas, Nevada 89146 Counsel for Defendants: Jeffery A. Garofalo PROCOPIO, CORY, HARGRAVES & SAVITCH, LLP 10000 W. Charleston Blvd., Suite 140 Las Vegas, Nevada 89135 Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Parties. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding. IX. HOW TO OBTAIN ADDITIONAL INFORMATION This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

- 12 - NOTICE OF PROPOSED SETTLEMENT 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED: ______________, 2022 BY ORDER OF THE DISTRICT COURT OF CLARK COUNTY, NEVADA